EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ended December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2009.

/s/ Joseph A. Ethridge
Joseph A. Ethridge

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ended December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of February 2009.

/s/ Robert W. Korba
Robert W. Korba

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ended December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February 2009.

/s/ Ravi Nath
Ravi Nath

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or Lincoln Zehr as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ended December 31, 2008, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of February 2009.

/s/ Roger Kanne
Roger Kanne